UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 16, 2008

SKYE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27549	88-0362112
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7701 E. Gray Rd., Suite 4 Scottsdale AZ 85260
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (480) 993-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                            Other Events.

On September 16, 2008, the Registrant was advised that the United States Patent and Trademark Office has registered the trademark “SKYE and logo” as a registered trademark of the Registrant.

Item 9.01                           Financial Statements and Exhibits.

a) Exhibits

Exhibit #	Description
Exhibit 99.1	SKYE Trademark

b) Financial Statements
               None

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYE INTERNATIONAL, INC

Date: September 18, 2008	By:	/s/ Thaddeus (Ted) F. Marek
Name: Thaddeus (Ted) F. Marek
Title: Secretary